UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21465
ING Clarion Global Real Estate Income Fund
(Exact name of registrant as specified in charter)
201 King of Prussia Road
Radnor, PA 19087
(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Global Real Estate Income Fund
201 King of Prussia Road
Radnor, PA 19087
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4CRA
Date of fiscal year end: December 31
Date of reporting period: June 30, 2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ING Clarion Global Real Estate Income Fund
Letter to Shareholders

Dear Shareholder:

We are pleased to deliver the 2007 semi-annual report for the ING Clarion Global Real Estate Income Fund (the “Fund”). The Fund is now in its fourth year of operation and it continues to deliver our shareholders what we believe to be attractive dividend income, capital appreciation, and well diversified exposure to the growing universe of income producing global real estate securities.

Performance Review

After posting positive returns for the first five months of 2007, global real estate stocks sold off sharply in June falling -7.1% to finish barely positive for the first six-months of the year. The Fund was down for the same period, but still shows impressive gains over the last 12 months. The Net Asset Value (“NAV”) return for the first half of 2007 was -1.46%, but the market return (share price appreciation plus dividends received) was down more -19.04%, because the Fund’s share price fell from an 8% premium at the end of last year to an 11% discount to NAV at June 30th. The closing price of the Fund on June 30th was $19.36 per share versus an NAV per share of $21.78. During the first six months of 2007 the S&P/Citigroup World Property Index (S&PWPI) rose a paltry 0.62% and the Morgan Stanley REIT Preferred Index (MSRPI) rose 1.20%. A blended benchmark of 80% S&PWPI and 20% MSRPI rose 0.79% in the first six months of 2007. The Fund’s NAV return underperformance in 2007 was due entirely to the month of June due to the heavy weighting in common stock (88%) which underperformed preferred stocks materially in the month (-7.1% versus -0.3% for MSRPI in June). Over the last 12 months the Fund has delivered 29.25% NAV appreciation versus a 22.01% increase for the 80%/20% blend of S&PWPI and MSRPI for the same period. The Fund paid total dividends of $0.69 per share during the first six months of the year consisting of six regular monthly dividends of $0.115 per share. The annualized dividend of $1.38 per share equates to a 7.1% yield on share price and a 6.3% yield on NAV.(1)

	6 Months	1 Year	3 Years	Since Inception(3)

ING Clarion Global Real Estate Income Fund – Market Price	-19.04%	24.86%	29.15%	19.34%

ING Clarion Global Real Estate Income Fund – Net Asset Value	-1.46%	29.25%	29.67%	24.74%

S&P/Citigroup World Property Index(2)	0.62%	25.51%	26.97%	24.06%

Morgan Stanley Real Estate Preferred Index (2)	1.20%	8.45%	7.70%	6.16%

Blend—80% S&P/Citigroup World Property Index, 20% Morgan Stanley Real Estate Preferred Index(2)	0.79%	22.01%	23.00%	20.39%

Performance shown is historical and does not guarantee future results. Current performance may be higher or lower than performance quoted. Investment return and principal value of an investment will fluctuate, and shares when redeemed may be worth more or less than their original cost. Returns less than one year are not annualized. Total investment returns reflecting changes in net asset value per share and assume that dividends and capital gain distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder’s investment in the fund based on market price.

(1) Yields fluctuate and are not guaranteed. Annualized dividend yield is the latest monthly dividend shown as an annualized percentage of net asset value/market price at month-end. Annualized dividend yield simply measures the level of dividends and is not a complete measure of performance.

(2) The S&P/Citigroup World Property Index is unmanaged market-weighted total return index which consists of over 450 real estate companies from 18 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property. The Morgan Stanley REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITS.

(3) Since inception performance calculated using an inception date of 2/24/04, which coincides with the first market price and NAV published.

Semi-Annual Report  June 30, 2007   1

ING Clarion Global Real Estate Income Fund  Letter to Shareholders continued

Portfolio Review

The Fund’s investments remain well-diversified by property type and geography as shown in the pie charts below. The Fund’s allocation to U.S. REIT Common Stock has shifted markedly over the past 12 months, down 8% from a year ago. The change in regional allocation was made in response to changing relative values and the improving fundamentals in many international real estate markets, especially those in the Asia-Pacific region and in resource rich countries. At June 30th, the Fund’s portfolio was 20% in Asia-Pacific, 24% in Europe (including the UK), 8% in Canada (one of the best performing countries this year), 12% in U.S. preferred stock of real estate companies, and 36% in U.S. REIT common stock. Generally, the Fund’s low weighting to preferred stock of real estate companies has contributed to the Fund’s good absolute and relative performance over the past year. June was an exception, however, when common stock significantly underperformed preferred stock.

The Fund recognized significant realized gains during the first six months of 2007. The realized gains were largely a result of mergers and acquisitions as we received significant cash and recognized significant gains when the takeovers of some portfolio holdings were culminated in 2007. Trading was largely focused on redeploying the Funds received from takeovers and increasing the portfolio weighting to Asia and Europe.

Total preferred stock and debt of the Fund was $1,095 million (or 33% of the Fund’s total assets), which is comfortably below the 35% “leverage” discussed in the Fund’s offering documents. We chose to lock in attractive longer-term rates on $400M by executing two interest rate swaps in May 2004, one of which expired on 7/01/07. The remaining swap has an average rate of 4.3% thus assuring an attractive low interest cost for the term remaining on the swap of approximately 2 years. We are exploring pricing and options to replace the expired swap and to increase the amount of borrowing that is “fixed”.

(3) Percentages presented are based on managed fund assets and are subject to change.

2  Semi-Annual Report  June 30, 2007

ING Clarion Global Real Estate Income Fund  Letter to Shareholders continued

Market Commentary

The best performing region for the six months per the S&P/Citigroup World Property Index, was the Asia-Pacific region (12.0%). All three major countries in the Asia Pacific region outperformed: Japan (9.1%), Australia (8.1%), and Hong Kong (13.6%). The Fund’s performance was also helped by its allocations to Canada (up 8.3%). Performance for other regions was disappointing as stocks in the Europe fell -7.8% driven primarily by the United Kingdom which fell -16.4%. The U.S. was also a laggard falling -6.2%.

Rising interest rates - bane or boon? In many parts of the world, central bankers are raising interest rates. For many investors the knee-jerk reaction is to sell real estate stocks when interest rates are rising, which explains some of the poor performance for real estate stocks in the second quarter. However, a thorough analysis casts some doubt on the wisdom of selling. Real estate stocks have historically low correlation to bonds. The correlation between global real estate securities and global bonds is actually quite low over the last 10 years suggesting that it is wrong to think of high-yielding real estate stocks as bond surrogates. When rates rise due to strong economic growth, real estate cash flows are often positively affected. Demand rises, rents increase and real estate company cash flows. Often times the increase in real estate values from higher cash flow growth more than offsets the pricing pressure of higher rates.

The recent sell-off seems overdone given the stability of private market values. With the increase in interest rates (particularly long-term rates), it is reasonable to expect that investors will increase required yields on real estate. In real estate jargon, the initial yield requirement is called a cap rate (short for capitalization rates). Speculation is that higher interest rates will lead to higher cap rates resulting in lower real estate values (or NAVs) assuming cash flows remain constant. It seems a good theory, but so far the facts are that cap rates have shown little movement. Based on conversations with private market buyers (including ING real estate’s private equity professionals), there appears to have been little change in cap rates and valuations so far. We estimate that real estate stocks are trading in many regions at double-digit discounts to NAV. Even if cap rates eventually go up, it seems the market has already marked down the values of real estate stocks sufficiently to match the recent changes in interest rates and then some.

Meanwhile, M&A confirms good value in public markets. Private equity buyers continue to take advantage of the “discount” pricing of public real estate companies, especially in Australia and the U.S. Our portfolio continues to benefit from this activity. Investa Property Group, one of our largest positions in Australia is being taken private by Morgan Stanley. One of our Canadian investments, Sunrise Canada, was acquired by Ventas earlier this year. One of our top ten holdings, Archstone-Smith, a leading owner of apartments in the U.S. is the subject of a takeover bid by Tishman-Speyer announced in late May. Even in Europe, M&A was a factor in the second quarter as Unibail agreed to acquire Rodamco Europe (another large holding in the Fund) to create the biggest owner of retail in Europe in a stock for stock deal set to close later this year. The acceleration in M&A activity is a reminder that if the market continues to discount the value of public companies, money will take advantage of the arbitrage opportunity.

We remain cautiously optimistic about the total return potential of an actively managed portfolio of real estate stocks. We acknowledge that the sector may continue to experience higher-than-average volatility until investors overcome the near-term wall of worry about higher interest rates. We believe the Fund remains well positioned to meet its primary objective of delivering a high level of stable monthly income as well as its secondary objective of capital appreciation. We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson	Steven D. Burton
President and Chief Executive Officer	Co-Portfolio Manager

The views expressed represent the opinion of ING Clarion Real Estate Securities are subject to change, and are not intended as a forecast or guarantee of future results. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

Semi-Annual Report  June 30, 2007   3

ING Clarion Global Real Estate Income Fund
Portfolio of Investments June 30, 2007 (unaudited)

		U.S. $
Shares		Value

	Common Stock – 125.8%
	Real Estate Investment Trusts (“REIT”) – 125.8%
	Australia – 17.2%
29,967,000	DB RREEF Trust	$49,958,178
27,035,794	Investa Property Group	66,976,546
14,384,178	Macquarie CountryWide Trust	24,651,150
11,059,530	Macquarie Goodman Industrial Trust	63,053,139
20,584,000	Macquarie ProLogis Trust	24,972,762
8,484,633	Westfield Group	143,679,355
737,794	Westfield Group (a)	12,205,919

		385,497,049

	Brazil – 0.4%
702,900	BR Malls Participacoes SA (b)	9,160,327

	Canada – 11.2%
1,761,900	Boardwalk Real Estate Investment Trust	80,579,492
200,100	Calloway Real Estate Investment Trust	4,729,038
264,600	Calloway Real Estate Investment Trust (a)	6,253,390
500,000	Crombie Real Estate Investment Trust (a)	6,180,964
663,500	Dundee Real Estate Investment Trust	28,691,893
135,000	Dundee Real Estate Investment Trust (a)	5,837,838
884,800	H&R Real Estate Investment Trust	19,080,904
2,282,900	InnVest Real Estate Investment Trust	26,268,104
440,000	InnVest Real Estate Investment Trust (a)	5,062,844
700,000	Primaris Retail Real Estate Investment Trust (a)	12,825,382
2,447,000	RioCan Real Estate Investment Trust	54,403,337

		249,913,186

	Finland – 1.6%
2,212,400	Citycon Oyj	14,252,556
1,470,267	Sponda Oyj	21,385,658

		35,638,214

	France – 8.3%
403,500	Societe de la Tour Eiffel	59,399,221
489,478	Unibail	125,701,431

		185,100,652

	Hong Kong – 6.5%
37,700,000	Agile Property Holdings Ltd.	49,380,013
12,988,000	China Overseas Land & Investment Ltd.	20,268,052
8,133,000	Hang Lung Properties Ltd.	28,036,218
3,062,900	Hongkong Land Holdings Ltd.	13,783,050
2,500,000	Sun Hung Kai Properties Ltd.	30,091,201
1,153,000	The Link REIT	2,551,440

		144,109,974

	Japan – 4.3%
2,388	Japan Retail Fund Investment Corp.	20,690,392
1,325,000	Mitsubishi Estate Co., Ltd.	35,942,751
968,000	Mitsui Fudosan Co., Ltd.	27,120,774
934	Nippon Building Fund, Inc.	12,932,831

		96,686,748

	Netherlands – 13.1%
116,780	Corio NV	9,175,989
357,401	Eurocommercial Properties NV	18,496,603
1,136,730	Nieuwe Steen Investments NV	31,947,738
494,786	Rodamco Europe NV	66,288,744
417,161	VastNed Retail NV	36,412,338
934,400	Wereldhave NV	130,561,767

		292,883,179

	New Zealand – 0.2%
3,500,000	Macquarie Goodman Property Trust	4,028,847

	Singapore – 0.1%
500,000	Capitalland Ltd.	2,648,011

	United Kingdom – 9.8%
1,367,200	British Land Co. Plc	36,757,260
945,400	Great Portland Estates Plc	12,566,310
1,209,242	Hammerson Plc	34,791,140
1,902,400	Land Securities Group Plc	66,528,159
753,400	Liberty International Plc	17,307,621
45,000	Mapeley Ltd.	2,533,416
3,923,700	Slough Estates Plc	49,201,925

		219,685,831

	United States – 53.1%
197,300	AMB Property Corp.	10,500,306
115,300	Acadia Realty Trust	2,992,035
898,200	American Campus Communities, Inc.	25,410,078
259,800	Apartment Investment & Management Co. – Class A	13,099,116
1,213,100	Archstone-Smith Trust	71,706,341
104,600	AvalonBay Communities, Inc.	12,434,848
285,800	BioMed Realty Trust, Inc.	7,179,296
505,200	Boston Properties, Inc.	51,596,076
1,215,230	Brandywine Realty Trust	34,731,273
1,198,300	Camden Property Trust	80,250,151
1,231,800	Cedar Shopping Centers, Inc.	17,676,330
402,900	Colonial Properties Trust	14,685,705
419,300	Developers Diversified Realty Corp.	22,101,303
219,900	Douglas Emmett, Inc.	5,440,326
1,208,500	Extra Space Storage, Inc.	19,940,250
146,900	Federal Realty Investment Trust	11,349,494

See notes to financial statements.
4  Semi-Annual Report  June 30, 2007

ING Clarion Global Real Estate Income Fund     Portfolio of Investments (unaudited) continued

		U.S. $
Shares		Value

	Common Stock (continued)
1,211,100	First Industrial Realty Trust, Inc.	$46,942,236
1,655,400	GMH Communities Trust	16,040,826
675,000	Gramercy Capital Corp.	18,589,500
941,484	HRPT Properties Trust	9,791,434
856,200	Health Care REIT, Inc.	34,556,232
371,000	Hersha Hospitality Trust	4,385,220
475,000	Highwoods Properties, Inc.	17,812,500
308,000	Hospitality Properties Trust	12,778,920
755,400	iStar Financial, Inc.	33,486,882
1,580,990	Liberty Property Trust	69,452,891
2,004,100	Maguire Properties, Inc.	68,800,753
637,700	Mid-America Apartment Communities, Inc.	33,466,496
570,700	National Retail Properties, Inc.	12,475,502
2,650,300	Nationwide Health Properties, Inc.	72,088,160
215,000	Newcastle Investment Corp.	5,390,050
1,994,070	OMEGA Healthcare Investors, Inc.	31,566,128
994,000	Pennsylvania Real Estate Investment Trust	44,064,020
325,000	ProLogis	18,492,500
200,000	Ramco-Gershenson Properties Trust	7,186,000
364,700	Regency Centers Corp.	25,711,350
617,735	SL Green Realty Corp.	76,531,189
171,100	Sovran Self Storage, Inc.	8,240,176
1,144,100	Spirit Finance Corp.	16,658,096
770,000	Strategic Hotels & Resorts, Inc.	17,317,300
738,900	The Macerich Co.	60,900,138
200,000	U-Store-It Trust	3,278,000
603,351	Verde Realty MLP (b)	19,910,583

		1,187,006,010

	Total Common Stock (cost $1,885,202,845)	2,812,358,028

	Preferred Stock – 16.4%
	Real Estate Investment Trusts (“REIT”) – 16.4%
	United States – 16.4%
450,000	Alexandria Real Estate Corp., Series C	11,506,500
805,000	Apartment Investment & Management Co., Series U	2,060,800
400,000	Apartment Investment & Management Co., Series V	10,136,000
400,000	Apartment Investment & Management Co., Series Y	10,144,000
174,000	Associated Estates Realty Corp.	4,522,260
400,000	Biomed Realty Trust, Inc., Series A	10,000,000
207,700	Cedar Shopping Centers, Inc.	5,429,278
125,000	Digital Realty Trust, Inc., Series B	3,155,000
200,800	Duke Realty Corp., Series M	5,070,200
126,800	Eagle Hospitality Properties Trust, Inc., Series A	2,945,564
400,000	Entertainment Properties Trust, Series D	9,720,000
337,500	Equity Inns, Inc., Series C	7,914,375
20,000	FelCor Lodging Trust, Inc.	501,600
430,700	Glimcher Realty Trust, Series G	10,745,965
520,000	Health Care REIT, Inc., Series F	13,114,400
905,600	Host Marriot Corp, Series E	23,962,176
222,600	Innkeepers USA Trust, Series C	4,830,420
1,015,000	iStar Financial, Inc., Series I	25,375,000
200,000	LaSalle Hotel Properties, Series D	4,890,000
523,200	LaSalle Hotel Properties, Series E	13,341,600
520,000	LaSalle Hotel Properties, Series G	12,272,000
36,000	LBA Realty Fund II – WBP, Inc., Series A	1,762,877
170,000	LBA Realty Fund II – WBP, Inc., Series B	3,532,821
1,000,000	LTC Properties, Inc., Series F	24,800,000
351,800	Maguire Properties, Inc., Series A	8,582,161
200,000	Mid-America Apartment Communities, Inc., Series H	5,060,000
237,100	National Retail Properties, Inc., Series C	5,877,709
120,000	NorthStar Realty Finance Corp., Series A	2,970,000
240,000	NorthStar Realty Finance Corp., Series B	5,697,600
120,000	OMEGA Healthcare Investors, Inc., Series D	3,097,200
320,000	PS Business Parks, Inc., Series O	8,128,000
320,000	Public Storage, Inc., Series K	8,236,800
360,000	Public Storage, Inc., Series M	8,604,000
240,000	RAIT Investment Trust, Series A	5,606,400
160,000	RAIT Investment Trust, Series B	3,881,600
192,500	SL Green Realty Corp., Series C	4,814,425
200,000	SL Green Realty Corp., Series D	5,070,000
275,000	Strategic Hotels & Resorts, Inc. (a)	6,909,375
400,000	Strategic Hotels & Resorts, Inc., Series B	9,980,000
363,600	Strategic Hotels & Resorts, Inc., Series C	9,228,168
368,000	Sunstone Hotel Investors, Inc., Series A	9,258,880
342,600	Taubman Centers, Inc., Series G	8,789,848
573,500	Taubman Centers, Inc., Series H	14,412,055
464,400	Winston Hotels, Inc., Series B	11,781,828

	Total Preferred Stock (cost $369,529,294)	367,718,885

	Convertible Preferred Stock – 1.4%
	Real Estate Investment Trusts (“REIT”) – 1.4%
	United States – 1.4%
974,000	FelCor Lodging Trust, Inc., Series A	24,739,600
200,000	Health Care REIT, Inc., 7.50%, Series G	5,952,000

	Total Convertible Preferred Stock (cost $26,180,171)	30,691,600

See notes to financial statements.
Semi-Annual Report  June 30, 2007   5

ING Clarion Global Real Estate Income Fund     Portfolio of Investments (unaudited) continued

		U.S. $
Shares		Value

	Investment Companies – 3.2%
	United Kingdom – 3.2%
399,119	Eurocastle Investment Ltd.	$18,456,395
15,495,600	ING UK Real Estate Income Trust, Ltd. +	33,032,665
4,620,000	Insight Foundation Property Trust, Ltd.	11,030,501
547,200	ProLogis European Properties	9,570,322

	Total Investment Companies (cost $55,701,613)	72,089,883

	Purchased Options (b) – 0.3%
	Brazil – 0.2%
438,400	Brascan Residential Properties SA expiring 10/22/07 @ $0	3,459,855

	India – 0.1%
259,400	Unitech Ltd. expiring 6/19/08 @ $0	3,216,426

	Total Purchased Options (cost $6,482,721)	6,676,281

	Warrants (b) – 0.1%
	Hong Kong – 0.1%
1,623,500	China Overseas Land & Investment Ltd. expiring 7/18/07 (cost $0)	1,557,483

	Total Investments – 147.2% (cost $2,343,096,644)	3,291,092,160
	Liabilities in Excess of Other Assets – (6.5%)	(145,064,329)
	Preferred shares, at redemption value – (40.7%)	(910,000,000)

	Net Assets Applicable to Common Shares – 100% (c)	$2,236,027,831

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2007, the securities amounted to $55,275,712 or 2.5% of net assets.

(b)	Non-income producing security.

(c)	Portfolio percentages are calculated based on net assets applicable to Common Shares.

+	Investments in companies considered to be an affiliate of the Trust (such companies are defined as “Affiliated Companies” in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

Affiliate	Gross Additions	Gross Reductions	Dividend Income

ING UK Real Estate Income Trust, Ltd.	$ —	$ —	$954,844

See notes to financial statements.
6  Semi-Annual Report  June 30, 2007

ING Clarion Global Real Estate Income Fund
Statement of Assets and Liabilities June 30, 2007 (unaudited)

Assets
Investments, at value (cost $2,315,590,498)	$3,258,059,495
Investment in affiliate (cost $27,506,146)	33,032,665
Cash (including foreign currency of $10,341,086 with a cost of $9,956,697)	10,341,780
Receivable for investment securities sold	26,972,543
Dividends receivable	19,064,805
Unrealized appreciation on swap contracts	3,809,195
Dividend withholding reclaims receivable	1,128,275
Other assets	65,750

Total Assets	3,352,474,508

Liabilities
Line of credit payable	185,178,500
Payable for investment securities purchased	16,036,163
Management fee payable	1,682,971
Dividends payable — preferred shares	1,078,800
Offering costs payable	11,576
Accrued expenses and other liabilities	2,458,667

Total Liabilities	206,446,677

Preferred Shares, at redemption value
$0.001 par value per share; 36,400 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	910,000,000

Net Assets Applicable to Common Shares	$2,236,027,831

Composition of Net Assets Applicable to Common Shares
Common Shares, $0.001 par value per share; unlimited number of shares authorized, 102,676,778 shares issued and outstanding	$102,677
Additional paid-in capital	1,472,539,737
Distributions in excess of net investment income	(265,805,765)
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	76,989,246
Net unrealized appreciation on investments, swap contracts and foreign currency denominated assets and liabilities	952,201,936

Net Assets Applicable to Common Shares	$2,236,027,831

Net Asset Value Applicable to Common Shares (based on 102,676,778 common shares outstanding)	$21.78

See notes to financial statements.
Semi-Annual Report  June 30, 2007   7

ING Clarion Global Real Estate Income Fund
Statement of Operations For the Six Months Ended June 30, 2007 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $5,025,558)	$83,002,216
Dividends from affiliate	954,844
Interest	7,427

Total Investment Income		$83,964,487

Expenses
Management fees	14,663,952
Interest expense on line of credit	5,593,773
Auction agent fees — preferred shares	1,137,170
Administration fees	353,499
Transfer agent fees	261,255
Custodian fees	260,861
Printing fees	199,654
Insurance fees	83,736
Trustees’ fees and expenses	65,551
Legal fees	58,542
Audit fees	29,895
AMEX listing fee	7,439
Rating agency fees	5,867
Miscellaneous expenses	5,114

Total Expenses		22,726,308
Management fee waived		(4,312,927)

Net Expenses		18,413,381

Net Investment Income		65,551,106

Net Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain on:
Investments		64,988,673
Swap contracts		2,684,690
Foreign currency transactions		(85,927)

Total Net Realized Gain		67,587,436

Net change in unrealized appreciation/depreciation on:
Investments		(138,362,220)
Swap contracts		(1,409,913)
Foreign currency denominated assets and liabilities		353,351

Total Net Change in Unrealized Appreciation/ Depreciation		(139,418,782)

Net Loss on Investments, Swap Contracts and Foreign Currency Transactions		(71,831,346)

Dividends and Distributions on Preferred Shares from
Net investment income		(23,151,469)

Net Decrease in Net Assets Applicable to Common Shares Resulting from Operations		$(29,431,709)

See notes to financial statements.
8  Semi-Annual Report  June 30, 2007

ING Clarion Global Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

	For the Six Months
	Ended	For the Year
	June 30, 2007	Ended
	(unaudited)	December 31, 2006

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$65,551,106	$99,109,452
Net realized gain on investments, swap contracts and foreign currency transactions	67,587,436	92,597,144
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency denominated assets and liabilities	(139,418,782)	734,013,335
Dividends and distributions on Preferred Shares from net investment income	(23,151,469)	(35,323,408)

Net increase (decrease) in net assets applicable to Common Shares resulting from operations	(29,431,709)	890,396,523

Dividends and Distributions on Common Shares*
Distribution of net investment income	(70,834,672)	(230,141,928)
Distribution of capital gains	—	(100,149,675)

Total dividends and distributions on Common Shares	(70,834,672)	(330,291,603)

Capital Share Transactions
Reinvestment of dividends	2,521,957	33,015,062
Offering expenses in connection with the issuance of Preferred Shares	(2,282,400)	—

Net increase from capital share transactions	239,557	33,015,062

Net Increase (Decrease) in Net Assets	(100,026,824)	593,119,982
Net Assets Applicable to Common Shares
Beginning of period	2,336,054,655	1,742,934,673

End of period (net of distributions in excess of net investment income of $265,805,765 and $237,370,730, respectively)	$2,236,027,831	$2,336,054,655

*	The final determination of the source of the 2007 distributions for tax purposes will be made after the Fund’s fiscal year.

See notes to financial statements.
Semi-Annual Report  June 30, 2007   9

ING Clarion Global Real Estate Income Fund
Statement of Cash Flows For the Six Months Ended June 30, 2007 (unaudited)

Cash Flows from Operating Activities:
Net decrease in net assets applicable to Common Shares resulting from operations	$(29,431,709)

Adjustments to Reconcile Net Decrease in Net Assets Applicable to Common Shares Resulting From Operations to Net Cash Provided by Operating and Investing Activities:
Decrease in unrealized appreciation on swap contracts	1,409,913
Net change in unrealized appreciation/depreciation on investments	138,362,220
Net realized gain on investments	(64,988,673)
Cost of long-term securities purchased	(131,500,872)
Proceeds from sale of long-term securities	177,698,600
Increase in receivable for investment securities sold	(21,690,513)
Decrease in dividends receivable	1,611,572
Decrease in receivable for capital shares sold	33,015,062
Increase in dividend withholding reclaims receivable	(688,751)
Decrease in deferred offering costs	282,400
Decrease in other assets	54,996
Decrease in payable for investment securities purchased	(60,320,681)
Decrease in offering costs payable	(250,965)
Increase in management fee payable	22,188
Decrease in accrued expenses and other liabilities	(743,742)

Net Cash Provided by Operating and Investing Activities	42,841,045

Cash Flows From Financing Activities:
Reinvestment of dividends	2,521,957
Offering expenses in connection with the issuance of Preferred Shares	(2,282,400)
Cash distributions paid on Common Shares	(70,834,672)
Cash received from the issuance of preferred shares	200,000,000
Decrease in line of credit payable	(162,341,000)
Decrease in dividends payable — preferred shares	(1,987)

Net Cash Used in Financing Activities	(32,938,102)

Net increase in cash	9,902,943
Cash at Beginning of Period	438,837

Cash at End of Period	$10,341,780

See notes to financial statements.
10  Semi-Annual Report  June 30, 2007

ING Clarion Global Real Estate Income Fund
Financial Highlights

	For the
	Six Months				For the Period
Per share operating performance for a	Ended		For the	For the	February 18, 2004(1)
Common Share outstanding throughout	June 30, 2007		Year Ended	Year Ended	through
the period	(unaudited)		December 31, 2006	December 31, 2005	December 31, 2004

Net asset value, beginning of period	$22.78		$17.23	$17.46	$14.33	(2)

Income from investment operations
Net investment income(3)	0.64		0.98	1.09	0.84
Net realized and unrealized gain (loss) on investments, swap contracts and foreign currency transactions	(0.70)		8.19	0.46	3.12
Dividends and distributions on Preferred Shares from net investment income (common stock equivalent basis)	(0.23)		(0.35)	(0.23)	(0.08)

Total from investment operations	(0.29)		8.82	1.32	3.88

Dividends and distributions on Common Shares ++
Net investment income	(0.69)		(2.28)	(1.38)	(0.75)
Capital gains	—		(0.99)	(0.17)	—

Total dividends and distributions to Common Shareholders	(0.69)		(3.27)	(1.55)	(0.75)

Offering expenses in connection with the issuance of Preferred Shares	(0.02)		—	—	—

Net asset value, end of period	$21.78		$22.78	$17.23	$17.46

Market value, end of period	$19.36		$24.68	$16.30	$15.21

Total investment return(5)
Net asset value	-1.47%		53.42%	8.13%	28.20	%(4)
Market value	-19.04%		75.97%	18.32%	7.16	%(4)
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$2,236,028		$2,336,055	$1,742,935	$1,765,799
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.55	%(6)	1.53%	1.34%	1.17	%(6)
Net expenses, before fee waiver+	1.91	%(6)	1.89%	1.71%	1.53	%(6)
Net expenses, after the fee waiver excluding interest on line of credit+	1.08	%(6)	1.06%	1.11%	1.07	%(6)
Net expenses, before fee waiver excluding interest on line of credit+	1.44	%(6)	1.42%	1.48%	1.42	%(6)
Net investment income, after preferred share dividends	3.57	%(6)	3.11%	5.11%	6.20	%(6)
Preferred share dividends	1.95	%(6)	1.73%	1.39%	0.66	%(6)
Net investment income, before preferred share dividends+	5.52	%(6)	4.84%	6.50%	6.86	%(6)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	1.07	%(6)	1.07%	0.91%	0.82	%(6)
Net expenses, before fee waiver+	1.32	%(6)	1.32%	1.16%	1.07	%(6)
Net expenses, after fee waiver excluding interest on line of credit+	0.74	%(6)	0.74%	0.75%	0.75	%(6)
Net expenses, before fee waiver excluding interest on line of credit+	0.99	%(6)	0.99%	1.00%	1.00	%(6)
Net investment income, after preferred share dividends	2.46	%(6)	2.18%	3.45%	4.35	%(6)
Preferred share dividends	1.34	%(6)	1.21%	0.94%	0.46	%(6)
Net investment income, before preferred share dividends+	3.80	%(6)	3.39%	4.39%	4.81	%(6)
Portfolio turnover rate	3.81%		13.23%	21.79%	21.54%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$910,000		$710,000	$710,000	$710,000
Net asset coverage per share of preferred shares	$86,429		$107,255	$86,368	$87,176

(1)	Commencement of operations.

(2)	Net asset value at February 18, 2004.

See notes to financial statements.
Semi-Annual Report  June 30, 2007   11

ING Clarion Global Real Estate Income Fund  Financial Highlights continued

(3)	Based on average shares outstanding.

(4)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 (less $0.675 sales load) per share paid by the initial shareholder on the first day and a sale at NAV on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on February 25, 2004 (initial public offering).

(5)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. NAV total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(6)	Annualized.

+	Does not reflect the effects of dividends to Preferred Shareholders.

++	The final determination of the source of the 2007 distributions for tax purposes will be made after the end of the Fund’s fiscal year.

See notes to financial statements.
12  Semi-Annual Report  June 30, 2007

ING Clarion Global Real Estate Income Fund
Notes to Financial Statements June 30, 2007 (unaudited)

1. Fund Organization

ING Clarion Global Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. (the “Advisor”) is the Trust’s investment advisor. The Trust commenced operations on February 18, 2004.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value. Other assets are valued at fair value by or pursuant to guidelines approved by the Board.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less are valued at, amortized cost, which approximates market value.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Exchange Currency Contracts – The Trust may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on it foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Semi-Annual Report  June 30, 2007   13

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements (unaudited) continued

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of June 30, 2007, the Trust did not hold any forward exchange currency contracts.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rate and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date or termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the six months ended June 30, 2007. Details of the swap agreements outstanding as of June 30, 2007 were as follows:

		Notional
	Termination	Amount	Fixed		Unrealized
Counterparty	Date	(000)	Rate	Floating Rate	Appreciation

Citigroup	7/01/2007	$200,000	3.68%	1 Month LIBOR	$283,176
Royal Bank of Canada	7/01/2009	200,000	4.32%	1 Month LIBOR	3,526,019

					$3,809,195

For each swap noted, the Trust pays a fixed rate and receives a floating rate.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.115 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

4. Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee
14  Semi-Annual Report  June 30, 2007

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements (unaudited) continued

payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the six months ended June 30, 2007, the Trust incurred management fees of $10,351,025, which are net of $4,312,927 in management fees waived by the Advisor.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust. The Bank of New York is a subsidiary of The Bank of New York Company, Inc. (“BNYCo”), a financial holding company. The Bank of New York is the principal operating subsidiary of BNYCo. On July 2, 2007, BNYCo merged with Mellon Financial Corporation. The new company is called The Bank of New York Mellon Corporation.

5. Portfolio Securities

For the six months ended June 30, 2007, there were purchases and sales transactions of $131,500,872 and $177,698,600, respectively.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2006, the adjustments were to decrease accumulated net realized gain on investments by $5,671,898 and increase undistributed net investment income by $5,671,898 due to the difference in the treatment for book and tax purposes of certain investments.

The final determination of the source of the 2007 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2007 on Form 1099-DIV.

Information on the components of net assets as of June 30, 2007 is as follows:

	Gross	Gross	Net Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	on Investments

$2,343,096,644	$967,236,036	$(19,240,520)	$947,995,516

For the year ended December 31, 2006, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, were $265,465,336 of ordinary income and $100,149,675 of long-term capital, respectively.

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $300,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At June 30, 2007, there was an outstanding borrowing of $185,178,500 in connection with the Trust’s line of credit.

The average daily amount of borrowings during the six months ended June 30, 2007 was $193,437,929, with a related weighted average interest rate of 5.83%. The maximum amount outstanding for the six months ended June 30, 2007, was $396,446,000.

8. Capital

During 2004, the Trust issued 101,000,000 shares of Common Stock at $15.00. In connection with the Trust’s DRIP plan, the Trust issued 106,999 and 1,408,492 common shares in 2007 and 2006, respectively. At June 30, 2007, the Trust had outstanding common shares of 102,676,778 with a par value of $0.001 per share. The Advisor owned 6,981 shares of the common shares outstanding.

On February 26, 2004, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,000 shares of Preferred Shares Series T28A, 4,000 shares of Preferred Shares Series W28B, 4,000 shares of Preferred Shares Series T28C, 4,000 shares of Preferred Shares Series W28D, 6,200 shares of Preferred Shares Series T7 and 6,200 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accumulated and unpaid dividends.

Semi-Annual Report  June 30, 2007   15

ING Clarion Global Real Estate Income Fund  Notes to Financial Statements (unaudited) continued

Dividends will be accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, will be paid annually. On January 17, 2007, the Trust issued 4,000 shares each of Preferred Shares Series TH and F, respectively, for approximately $197,700.000 (sales proceeds less sales load and offering costs). Consistent with the other preferred shares each share has a liquidation value of $25,000 per share plus accumulated and unpaid dividends and have seniority over common shares.

For the six months ended June 30, 2007, the annualized dividend rates ranged from:

	High	Low	At June 30, 2007

Series T28A	5.30%	5.15%	5.20%
Series W28B	5.30	5.18	5.18
Series T28C	5.25	5.19	5.22
Series W28D	5.30	5.20	5.20
Series T7	5.26	4.95	5.15
Series W7	5.27	5.00	5.20
Series TH7	5.27	5.00	5.27
Series F7	5.30	5.00	5.30

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9. Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10. New Accounting Pronouncements

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period. Management’s determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

16  Semi-Annual Report  June 30, 2007

ING Clarion Global Real Estate Income Fund
Supplemental Information  (unaudited)

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on May 7, 2007. Preferred and common shareholders voted on the election of Trustees.

With regard to the election of the following Trustee by preferred shareholders of the Fund:

	Number of Shares	Number of Shares
	In Favor	Withheld

Robert L. Sutton	26,713.000	209.000

With regard to the election of the following Trustee by preferred and common shareholders of the Fund:

	Number of Shares	Number of Shares
	In Favor	Withheld

John Bartholdson	92,804,617.000	862,841.000

The other Trustees of the Fund whose terms did not expire in 2007 are Asuka Nakahara, Frederick S. Hammer, T. Ritson Ferguson and Jarrett B. Kling.

Trustees

The Trustees of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 201 King of Prussia Road Radnor, PA 19087 Age: 48	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. (since 1995).	2	Board member of the Community Coalition of Chester County (since 2005) and board member of ING Business Select Ltd. (UK)(2007-present).

Jarrett B. Kling* 201 King of Prussia Road Radnor, PA 19087 Age: 64	2 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P.	2	Trustee of The Hirtle and Callaghan Trust (1995-present); National Trustee of the Boys and Girls Clubs of America (1997-present); Board of Old Mutual Advisor Funds (since 2005).

Independent Trustees:

Asuka Nakahara 201 King of Prussia Road Radnor, PA 19087 Age: 51	2 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since July 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Co. (January 1, 1996-September 1, 1998); Chief Knowledge Officer of Trammell Crow Co. (September 1, 1998-December 31, 1999).	2	Serves on the Advisory board of the HBS Club of Philadelphia (2000-present); the boards of The Philadelphia Foundation (2004-present), the Children’s Hospital of Philadelphia (2006- present) and Merion Golf Club (2007-present). Former Trustee of Ardmore Presbyterian Church (2002-2004).

Frederick S. Hammer 201 King of Prussia Road Radnor, PA 19087 Age: 71	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC (2002-2003); non-executive.	2	Serves on the Boards of E-Duction, Inc. (2005-present), Avalon Insurance Holdings, Inc. (2006-present), Homeowners Insurance Corp. (2006-present) and Director of US Fiduciary Corp. (2006-present); Trustee of the Madison Square Boys and Girls Club (1978-2006). Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005); Director on the Boards of Tri-Arc Financial Services, Inc. (1989-2004) and Magellan Insurance Co., Ltd. (1989-2004); Director of Medallion Financial Corp. (1999- 2002), IKON Office Solutions, Inc. (1986-1999) and VISA International (1978-1989).

Semi-Annual Report  June 30, 2007   17

ING Clarion Global Real Estate Income Fund  Supplemental Information (unaudited) continued

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Richard L. Sutton 201 King of Prussia Road Radnor, PA 19087 Age: 72	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (2000-present); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	2	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of ING Global Real Estate Securities Ltd. (2006- present), Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987-2003), American Judicature Society (1995-1999).

John Bartholdson 201 King of Prussia Road Radnor, PA 19087 Age: 62	3 years/2 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993-2007).	2	Serves on the Board of Old Mutual Advisor Funds, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund (since 2004); and the Philadelphia/ Washington Advisory Board of FM Global (since 2004).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2008 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders; Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2010 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their positions with the Advisor.

Officers

The Officers of the ING Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations
and Position(s) Held	Length of Time	During the Past
with Registrant	Served	Five Years and Other Affiliations

Officers:

Jonathan A. Blome 201 King of Prussia Road Radnor, PA 19087 Age: 30 Chief Financial Officer	since 2006	Senior Vice President of ING Clarion Real Estate Securities, L.P. since 2005

Vincent P. McDevitt 201 King of Prussia Road Radnor, PA 19087 Age: 41 Chief Compliance Officer and Secretary	since 2006	Chief Compliance Officer of ING Clarion Real Estate Securities, L.P. since 2006

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

18  Semi-Annual Report  June 30, 2007

ING Clarion Global Real Estate Income Fund
Dividend Reinvestment Plan  (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Attention: Stock Transfer Department, P.O. Box 11258, New York, NY 10286-1258, Phone Number: (800) 432-8224.

ING Clarion Global Real Estate Income Fund

Fund Information

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

Vincent P. McDevitt
Chief Compliance Officer
and Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
201 King of Prussia Road
Radnor, PA 19087
888-711-4272

Administrator, Custodian and Transfer Agent
The Bank of New York
New York, New York

Preferred Shares — Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3. Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4. Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5. Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) ING Clarion Global Real Estate Income Fund

By:	/s/ T. Ritson Ferguson
Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer

Date:	August 29, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson
Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer

Date:	August 29, 2007

By:	/s/ Jonathan A. Blome
Name:	Jonathan A. Blome
Title:	Treasurer and Chief Financial Officer

Date:	August 29, 2007